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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------

                                 AMENDMENT NO. 1

                                       TO

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 1, 2006

                             ORION HEALTHCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

  Delaware                         001-16587                    58-1597246
(State or Other                 (Commission File             (I.R.S. Employer
 Jurisdiction of                     Number)                  Identification
  Incorporation)                                                  Number)

                        1805 Old Alabama Road, Suite 350
                                Roswell, GA 30076
               (Address of Principal Executive Offices) (Zip Code)

                                 (678) 832-1800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

This Current Report on Form 8-K/A is being filed to amend the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 7, 2006 to add the following required financial statements:

(a)  Financial statements of businesses acquired

     Attached hereto as Exhibit 99.1 are the unaudited balance sheet of Rand Medical Billing, Inc. ("Rand") as of September 30, 2006 and the related unaudited statements of operations, stockholder's equity and cash flows for the nine months and three months ended September 30, 2006 and 2005, respectively. The audited balance sheets of Rand as of December 31, 2005 and 2004 and the related audited statements of operations, stockholder's equity and cash flows for the years ended December 31, 2005 and 2004, respectively, were included in the proxy statement on Form DEF 14A filed on November 9, 2006 and are incorporated here by reference.

     Attached hereto as Exhibit 99.2 are the unaudited balance sheet of On Line Alternatives, Inc. ("OLA") as of September 30, 2006 and the related unaudited statements of income, stockholder's equity and cash flows for the nine months and three months ended September 30, 2006 and 2005, respectively. The audited balance sheets of OLA as of December 31, 2005 and 2004 and the related audited statements of income, stockholder's equity and cash flows for the years ended December 31, 2005 and 2004, respectively, were included in the proxy statement on Form DEF 14A filed on November 9, 2006 and are incorporated here by reference.

     Attached hereto as Exhibit 99.3 are the unaudited balance sheet of On Line Payroll Services, Inc. ("OLP") as of September 30, 2006 and the related unaudited statements of income, stockholder's equity and cash flows for the nine months and three months ended September 30, 2006 and 2005, respectively. The audited balance sheets of OLP as of December 31, 2005 and 2004 and the related audited statements of income, stockholder's equity and cash flows for the years ended December 31, 2005 and 2004, respectively, were included in the proxy statement on Form DEF 14A filed on November 9, 2006 and are incorporated here by reference.

(b)  Pro forma financial information

     Attached hereto as Exhibit 99.4 are the unaudited pro forma condensed combined balance sheet of Orion HealthCorp, Inc. ("Orion"), presented using Orion's, Rand's, OLA's and OLP's condition as of September 30, 2006 and the unaudited pro forma consolidated condensed combined statements of earnings of Orion, presented using Orion's, Rand's, OLA's and OLP's results for the year ended December 31, 2005 and the nine months ended September 30, 2006.

(d)  Exhibits

     The following exhibits are furnished as part of this current report:

     Exhibit         Description

      99.1 Unaudited balance sheet of Rand Medical Billing, Inc. as of September 30, 2006 and the related unaudited statements of operations, stockholder's equity and cash flows for the nine months and three months ended September 30, 2006 and 2005, respectively. The audited balance sheets of Rand as of December 31, 2005 and 2004 and the related audited statements of operations, stockholder's equity and cash flows for the years ended December 31, 2005 and 2004, respectively, were included in the proxy statement on Form DEF 14A filed on November 9, 2006 and are incorporated here by reference.
      99.2           Unaudited balance sheet of On Line Alternatives, Inc.
                     ("OLA") as of September 30, 2006 and the related unaudited statements of income, stockholder's equity and cash flows for the nine months and three months ended September 30, 2006 and 2005, respectively. The audited balance sheets of OLA as of December 31, 2005 and 2004 and the related audited statements of income, stockholder's equity and cash flows for the years ended December 31, 2005 and 2004, respectively, were included in the proxy statement on Form DEF 14A filed on November 9, 2006 and are incorporated here by reference.
      99.3           Unaudited balance sheet of On Line Payroll Services, Inc.
                     as of September 30, 2006 and the related unaudited statements of income, stockholder's equity and cash flows for the nine months and three months ended September 30, 2006 and 2005, respectively. The audited balance sheets of OLP as of December 31, 2005 and 2004 and the related audited statements of income, stockholder's equity and cash flows for the years ended December 31, 2005 and 2004, respectively, were included in the proxy statement on Form DEF 14A filed on November 9, 2006 and are incorporated here by reference.
      99.4 Unaudited pro forma condensed combined balance sheet of Orion HealthCorp, Inc., presented using Orion's, Rand's, OLA's and OLP's condition as of September 30, 2006 and the unaudited pro forma consolidated condensed combined statements of earnings of Orion, presented using Orion's, Rand's, OLA's and OLP's results for the year ended December 31, 2005 and the nine months ended September 30, 2006.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ORION HEALTHCORP, INC.


                                            By:   /s/ Stephen H. Murdock
                                                ------------------------
                                                     Stephen H. Murdock
                                                     Chief Financial Officer



Date:    February 8, 2007

                                  EXHIBIT INDEX

  Exhibit
   Number            Description of Exhibits
  -------            -----------------------
  99.1               Unaudited balance sheet of Rand Medical Billing, Inc. as of
                     September 30, 2006 and the related unaudited statements of operations, stockholder's equity and cash flows for the nine months and three months ended September 30, 2006 and 2005, respectively. The audited balance sheets of Rand as of December 31, 2005 and 2004 and the related audited statements of operations, stockholder's equity and cash flows for the years ended December 31, 2005 and 2004, respectively, were included in the proxy statement on Form
                     DEF 14A filed on November 9, 2006 and are incorporated here by reference.
  99.2               Unaudited balance sheet of On Line Alternatives, Inc.
                     ("OLA") as of September 30, 2006 and the related unaudited statements of income, stockholder's equity and cash flows for the nine months and three months ended September 30, 2006 and 2005, respectively. The audited balance sheets of OLA as of December 31, 2005 and 2004 and the related audited statements of income, stockholder's equity and cash flows for the years ended December 31, 2005 and 2004, respectively, were included in the proxy statement on Form
                     DEF 14A filed on November 9, 2006 and are incorporated here by reference.
  99.3               Unaudited balance sheet of On Line Payroll Services, Inc.
                     as of September 30, 2006 and the related unaudited statements of income, stockholder's equity and cash flows for the nine months and three months ended September 30, 2006 and 2005, respectively. The audited balance sheets of OLP as of December 31, 2005 and 2004 and the related audited statements of income, stockholder's equity and cash flows for the years ended December 31, 2005 and 2004, respectively, were included in the proxy statement on Form
                     DEF 14A filed on November 9, 2006 and are incorporated here by reference.
  99.4               Unaudited pro forma condensed combined balance sheet of
                     Orion HealthCorp, Inc., presented using Orion's, Rand's,
                     OLA's and OLP's condition as of September 30, 2006 and the unaudited pro forma consolidated condensed combined statements of earnings of Orion, presented using Orion's, Rand's, OLA's and OLP's results for the year ended December
                     31, 2005 and the nine months ended September 30, 2006.



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